UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

Arcturus Therapeutics Ltd.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Equity Purchase Agreement and Registration Rights Agreement

On June 18, 2019, Arcturus Therapeutics Holdings Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Agreement”) with Ultragenyx Pharmaceutical Inc. (“Ultragenyx”). Pursuant to the terms of the Agreement, the Company sold an aggregate of 2,400,000 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”) at a price of $10.00 per share to Ultragenyx on June 19, 2019. Pursuant to the Agreement, the Company also granted Ultragenyx a two year option (the “Option”) to purchase up to 600,000 additional shares of Common Stock at a price of $16.00 per share.

Pursuant to the terms of the Agreement, until the later of (i) the first anniversary of the closing date or (ii) the date on which Ultragenyx beneficially owns less than 8.0% of the total voting power of the Company, at each annual stockholders meeting or any stockholders meeting at which members of the board of directors (the “Board”) are to be elected, the Company must nominate one director designated by Ultragenyx (the “Ultragenyx Designee”). Additionally, the Ultragenyx Designee is required to be appointed to all Board committees (subject to applicable Nasdaq rules). Ultragenyx also has the right to have a designee attend Board meetings as a non-voting observer.

Pursuant to the Agreement, Ultagenyx agreed to customary standstill provisions and restrictions on transfer of the Shares. The standstill provisions and transfer restrictions last until June 19, 2021, and expire earlier upon the occurrence of certain events set forth in the Equity Purchase Agreement.

The Agreement contains customary representations, warranties, and indemnification obligations of the parties.

In connection with the Agreement, the Company and Ultragenyx entered into a Registration Rights Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement requires the Company to register the sale of the Shares within 180 days of June 18, 2019, and also provides Ultragenyx with certain “piggy-back” registration rights with respect to registration statements that the Company may file.

Copies of the Agreement and the Registration Rights Agreement are filed as Exhibits 10.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The foregoing descriptions of the terms of the Agreement and the Registration Rights Agreement are qualified in their entirety by reference to such exhibits.

Collaboration Agreement

On June 18, 2019, the Company and Ultragenyx entered into a Third Amendment (the “Amendment”) to the Research Collaboration and License Agreement, dated October 26, 2015, as amended on October 17, 2017 and April 20, 2018. The Amendment expands the collaboration between the Company and Ultragenyx to cover additional nucleic acid modalities including mRNA, DNA, siRNA therapeutics. The Amendment also expands the existing intellectual property license to cover manufacturing patents and know-how. The Amendment provides Ultragenyx with the right to identify a total of ten rare disease targets to be reserved for future collaborative development with the Company, which expands this program from 8 to 10 total reserved rare disease targets. The Amendment also clarifies certain obligations of the Company and Ultragenyx with respect to manufacturing cooperation and data sharing.

The Amendment also eliminated certain target exercise payments, exclusivity extension fees and optimization milestone payments that were previously required to be paid by Ultragenyx to exercise options and extend reserve target exclusivity. In connection with the Amendment, Ultragenyx will make a one-time payment to the Company of $6,000,000. Finally, the Amendment narrowed the terms under which a royalty or milestone payment that may be required to be paid by Ultragenyx could be reduced based on the Company’s and third parties’ intellectual property coverage over a developed product.

A copy of the Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the terms of the Amendment is qualified in its entirety by reference to such exhibit.

Indemnification Agreement

The information set forth in the second paragraph of Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

The issuance and sale of the Shares and the additional shares issuable upon exercise of the Option (collectively, the “Securities”) have not been registered under the Securities Act. The Shares have been sold and issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

None of the Securities may be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any such Securities.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 13, 2019, pursuant to the terms of the Equity Purchase Agreement and effective as of June 19, 2019, the Board approved the appointment of Karah Parschauer, General Counsel and Executive Vice President of Ultragenyx, to the Company’s Board. Ms. Parschauer has served as Ultragenyx’s General Counsel and Executive Vice President since June 2016. In such capacity, Ms. Parschauer leads Ultragenyx’s legal, compliance and government affairs functions. Prior to Ultragenyx, Ms. Parschauer most recently served as Vice President, Associate General Counsel, at Allergan plc, a pharmaceutical company, from June 2005 until June 2016. Prior to Allergan, Ms. Parschauer was an attorney at Latham & Watkins LLP. Ms. Parschauer holds a B.A from Miami University and a J.D. from Harvard Law School.

In connection with her appointment to the Board, Ms. Parschauer entered into the Company’s standard indemnification agreement.

In connection with the appointment of Ms. Parschauer to the Board, Andy Sassine resigned from the Board in order to maintain a majority of independent directors in accordance with the rules of the Nasdaq Stock Market. The Company intends to commence a search for an additional independent director, after which it is expected that Mr. Sassine will be reappointed to the Board simultaneously with the appointment of a new independent director. Mr. Sassine remains in his position as Chief Financial Officer of the Company.

Item 7.01 Regulation FD Disclosure.

On June 19, 2019, the Company issued a press release regarding the transactions with Ultragenyx and Ms. Parschauer’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Registration Rights Agreement, dated June 18, 2019, between the Company and Ultragenyx Pharmaceutical Inc.

10.1	Equity Purchase Agreement, dated June 18, 2019, between the Company and Ultragenyx Pharmaceutical Inc.

10.2	Third Amendment, dated June 18, 2019 to Research Collaboration and License Agreement, dated October 26, 2015, as amended on October 17, 2017 and April 20, 2018, between the Company and Ultragenyx Pharmaceutical Inc.

99.1	Press Release dated June 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: June 19, 2019

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer